Principal Funds, Inc.
Supplement dated April 30, 2021
to the Statement of Additional Information dated March 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On April 29, 2021, the Fund’s Board of Directors approved the liquidation of the Class R-5 shares of the Overseas Fund. Following the close of business on June 11, 2021, delete references to Class R-5 shares from the Statement of Additional Information for the Overseas Fund.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Commodity-Related Investments, in the Finisterre Emerging Markets Total Return Bond Fund section, delete the first sentence and replace with the following:
Based on its current investment strategies, the Finisterre Emerging Markets Total Return Bond Fund is deemed to be a "commodity pool" under the CEA, and PGI is considered a "commodity pool operator" with respect to the Fund.